Exhibit 10.7
Execution Version
SPACE EXPLORATION TECHNOLOGIES CORP.
CLASS B RESTRICTED STOCK AWARD AGREEMENT
Pursuant to this Class B Restricted Stock Award Agreement (this “Agreement”), Space
Exploration Technologies Corp. (the “Company”) hereby awards to Elon R. Musk
(“Participant”) 60,414,457 shares of Class B Common Stock (the “Restricted Shares”), effective as of March 23, 2026 (the “Date of Grant”), subject to the vesting conditions set forth herein (the “Award”). The Restricted Shares are granted outside of the Company’s 2024 Equity
Incentive Plan (as such may amended from time to time, the “Plan”), but shall be subject to terms and conditions substantially identical to the terms and conditions set forth in the Plan as if the Restricted Shares were a Restricted Stock Award granted under the Plan, except as specifically set forth in this Agreement. Capitalized terms not explicitly defined in this
Agreement but defined in the Plan will have the same definitions as in the Plan.
1.SHARES OF CLASS B COMMON STOCK.
(a)The number of shares of Class B Common Stock subject to the Award may be adjusted from time to time for Capitalization Adjustments as described in Section 9(a) of the Plan. Additionally, and for clarity, the Company may take any action as provided under
Section 9 of the Plan (or any successor provision) in connection with a Corporate Transaction or a Change in Control.
(b)Any additional shares of Class B Common Stock that become subject to the Award pursuant to this Section 1 are subject, in a manner determined by the Board, to the same vesting, forfeiture and transferability restrictions as applicable to the other shares of Class
B Common Stock covered by the Award.
(c)Notwithstanding the provisions of this Section 1, Participant will not receive fractional shares of Class B Common Stock pursuant to this Section 1. The Board will, in its discretion, determine an equivalent benefit for any fractional shares that might be created by the adjustments referred to in this Section 1.
2.PERFORMANCE VESTING REQUIREMENTS. As detailed in the table under Section 2(b) below, the Restricted Shares are divided into 12 tranches (each a “Tranche”).
Each Tranche is numbered from 1 through 12 and represents a portion of this Award covering the number of Restricted Shares specified next to the applicable Tranche number in the table below. Each Tranche shall be earned subject to achieving both the Market Capitalization
Milestone (as defined below) for such Tranche and the Compute Milestone (as defined below), subject to Participant’s Continuous Service through the date of Certification (as defined below)
by the Board (or a designated committee thereof). Restricted Shares earned under a Tranche in accordance with the preceding sentence shall be referred to herein as “Earned Shares.”
Notwithstanding Section 14(n) of the Plan, references therein to “the Board or the chief executive officer” shall refer to “the Board or a designated committee thereof” for purposes of this Award.
(a)Market Capitalization Milestones. As used herein, “Market
Capitalization Milestone” means the Daily Market Capitalization equaling or exceeding the value

of the Market Capitalization applicable to a particular Tranche as set forth in the following table on the Determination Date (as defined below):

Tranche #	Number of Restricted Shares Subject to Tranche	Market Capitalization Milestones
1	5,034,538	$1,065,000,000,000
2	5,034,538	$1,565,000,000,000
3	5,034,538	$2,065,000,000,000
4	5,034,538	$2,565,000,000,000
5	5,034,538	$3,065,000,000,000
6	5,034,538	$3,565,000,000,000
7	5,034,538	$4,065,000,000,000
8	5,034,538	$4,565,000,000,000
9	5,034,538	$5,065,000,000,000
10	5,034,538	$5,565,000,000,000
11	5,034,538	$6,065,000,000,000
12	5,034,539	$6,565,000,000,000
Total	60,414,457
As used herein, “Market Capitalization” on a particular day (each, a “Determination Date”)
refers to the Daily Market Capitalization determined in accordance with the following:
(i)A trading day refers to a day on which the primary stock exchange or national market system on which any class of the Common Stock trades (or on which it last traded if the Common Stock is no longer listed) (the “Primary Exchange”) is open for trading.
(ii)The Company’s daily market capitalization for a particular trading day is equal to the product of (A) the total number of outstanding Class A Common Stock, Class
B Common Stock, Class C Common Stock and Preferred Stock (as defined in the Certificate of
Formation) as of the close of such trading day, as reported by the Company’s transfer agent, and
(B) the closing price per share Common Stock as of the close of such trading day, as reported by the Primary Exchange (or other reliable source selected by the Board (or a delegated committee thereof) if the Primary Exchange is not reporting a closing price for that day) (such product, the
“Daily Market Capitalization”).
(b)Compute Milestone. As used herein, “Compute Milestone” means the
Company’s completion of non-Earth-based data centers capable of delivering 100 terawatts of compute per year.
(c)Certification. No Tranche shall become Earned Shares until the Board (or a designated committee thereof) determines, approves and certifies that the Market Capitalization
Milestone for the applicable Tranche and the Compute Milestone have been satisfied (a
“Certification”), which Certification shall be effective as of the date on which the both the
Market Capitalization Milestone with respect to the Tranche and Compute Milestone is determined by the Board (or a designated Committee thereof) to have been achieved. Separate
Certifications may be completed on different dates with respect to achieving such performance milestones that are

required to earn a particular Tranche. The Board (or a designated committee thereof) shall, periodically, including upon the written request of Participant, assess whether any Market
Capitalization Milestone and/or the Compute Milestone has been satisfied.
3.ADJUSTMENTS.  The Board (or a designated committee thereof) may equitably adjust the Market Capitalization Milestone in the event of material corporate actions, acquisitions or dispositions.
4.TERMINATION OF SERVICES. Vesting will cease upon the termination of
Participant’s Continuous Service with the Company.
5.CONSIDERATION FOR AWARD. This Award was granted in consideration of Participant’s services to the Company. Subject to Section 9 below, Participant will not be required to make any payment to the Company (other than the provision of past and future services for the Company) with respect to Participant’s receipt of the Award or vesting of the
Award.
6.DIVIDEND, VOTING AND OTHER RIGHTS.
(a)Except as set forth in Section 6(b), Participant shall have all the rights and privileges of a holder of Class B Common Stock in respect the Restricted Shares that have not been forfeited, including the right to vote the Restricted Shares from the Date of Grant.
(b)All dividends and other distributions paid with respect to the Restricted
Shares subject to the Award (other than cash dividends or distributions) during the period from the Date of Grant until such Restricted Shares become Earned Shares in accordance with this
Agreement (the “Dividend Period”) will be paid to Participant and will be subject to the same restrictions on transferability, vesting and forfeitability as the Restricted Shares with respect to which they were paid. To the extent that dividends or other distributions are paid in cash, the
Company shall issue a number of additional Restricted Shares to Participant within 30 days of the applicable payment of date of such dividend or distribution equal to (i) the number of
Restricted Shares outstanding that have not become Earned Shares as of the record date for such dividend or distribution, multiplied by the amount of such dividend or distribution per share, divided by (ii) the Fair Market Value of the Class B Common Stock on the payment date of such dividend or distribution. Any Restricted Shares issued as a result of this Section 6(b) shall be subject to the same restrictions on transferability, vesting and forfeitability as the Restricted
Shares with respect to which they were issued.
7.TRANSFER RESTRICTIONS FOR RESTRICTED SHARES. Prior to the
vesting of the Restricted Shares, without the prior approval of the Board (or a designated committee thereof), Participant may not transfer, pledge, sell or otherwise dispose of all or any portion of the Restricted Shares, except as expressly provided in this Section 7, if applicable. For example, without the prior approval of the Board (or a designated committee thereof), Participant may not use the Restricted Shares as security for a loan, nor may Participant transfer, pledge, sell or otherwise dispose of such Restricted Shares.
(a)Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, Participant may transfer the Restricted Shares to a trust if Participant is considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the Restricted Shares are held in the trust, provided that Participant and the trustee enter into transfer and other agreements required by the Company.
(b)Domestic Relations Orders. Upon receiving written permission from the
Board or its duly authorized designee, and provided that Participant and the designated transferee enter into transfer and other agreements required by the Company, Participant may transfer the
Restricted Shares or other consideration hereunder, pursuant to a domestic relations order that contains the information required by the Company to effectuate the transfer. Participant is encouraged to discuss the proposed terms of any division of the Restricted Shares with the
Company prior to finalizing the domestic relations order to help ensure the required information is contained within the domestic relations order.
8.AWARD NOT A SERVICE CONTRACT. This Award is not an employment or service contract, and nothing in the Award will be deemed to create in any way whatsoever any obligation on the part of Participant to continue in the service of the Company or any
Affiliate, or on the part of the Company or any Affiliate to continue such service. In addition, nothing in this Award will obligate the Company or any Affiliate, their respective shareholders, boards of directors or employees to continue any relationship that Participant might have as an
Employee, Consultant or Director of the Company or any Affiliate.
9.WITHHOLDING OBLIGATIONS.
(a)Participant hereby authorizes any required withholding from the Restricted
Shares and/or otherwise agrees to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any
Affiliate that arise in connection with the Award (the “Withholding Taxes”). Notwithstanding any other provision of this Section 9, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to the Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to
Participant by the Company; (ii) causing Participant to tender a cash payment; or (iii)
withholding shares of Class B Common Stock from the Restricted Shares granted hereunder with a Fair Market Value (measured as of the applicable vesting date) equal to the amount of such
Withholding Taxes.
(b)In the event it is determined that the timing of the Company’s withholding obligation or the amount of the Company’s withholding obligation differed from or was greater than the amount withheld by the Company, Participant agrees to indemnify and hold the
Company harmless from any failure by the Company to withhold the proper amount.
10.LEGENDS. All certificates representing the Class B Common Stock held by
Participant will have endorsed thereon legends in substantially the following forms (in addition to any other legends required by applicable state and federal corporation and securities law and which may be required by any other agreements between the parties hereto):
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE
SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR
INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH,

THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR
DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE
REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF
COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH
REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF
1933 OR THE SECURITIES LAWS OF ANY STATE.
ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES
REPRESENTED BY THIS CERTIFICATE IS VOID WITHOUT THE PRIOR
EXPRESS WRITTEN CONSENT OF THE COMPANY. THE SHARES
REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN
AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED
HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST AND
TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S BYLAWS,
COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE
COMPANY.”
11.CLAWBACK POLICY. Notwithstanding any provisions to the contrary under this Agreement, the Restricted Shares shall be subject to any clawback policy of the Company that may be established and/or amended from time to time that applies to Participant (the
“Clawback Policy”), provided that the Clawback Policy does not discriminate against Participant except as required by applicable laws or stock exchange listing requirements. The Board (or a designated committee thereof) may require Participant to forfeit, return or reimburse the
Company all or a portion of the Restricted Shares and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with applicable laws or stock exchange listing requirements.
12.NOTICES. Any notices provided for in this Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to Participant, upon deposit in the U.S. mail, postage prepaid, addressed to Participant at the last address Participant provided to the Company.
The Company may, in its sole discretion, decide to deliver any documents related to this Award by electronic means. By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate through an online or electronic system established and maintained by the Company or another third party designated by the Company.
13.HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and will not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.
14.AMENDMENT. This Agreement may be amended only by a writing executed by the Company and Participant that specifically states that it is amending this Agreement.
Notwithstanding the foregoing, this Agreement may be amended solely by the Company by a writing that specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to Participant, and provided that no such amendment adversely affecting
Participant’s rights hereunder may be made without Participant’s written consent. Without limiting the foregoing, the Company reserves the right to change, by written notice to Participant, the

provisions of this Agreement in any way it may deem necessary, appropriate or desirable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision.
15.MISCELLANEOUS.
(a)The rights and obligations of the Company under this Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.
(b)Participant agrees upon request to execute any further documents or instruments necessary, appropriate or desirable in the sole determination of the Company to carry out the purposes or intent of this Award.
(c)Participant acknowledges and agrees that Participant has reviewed the terms of this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the Award and fully understands all of the provisions of the
Award.
(d)This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e)All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
(f)Participant acknowledges that as of the Date of Grant, this Agreement sets forth the entire understanding between Participant and the Company regarding the Award and supersedes all prior oral and written agreements on that subject.
16.GOVERNING PLAN DOCUMENT. Although the Award is not granted pursuant to the Plan, it is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the terms of the Award as if it were a Restricted Stock Award granted thereunder, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of this
Agreement will control. The Company will have the power to interpret the Plan and this
Agreement and to adopt such rules for the administration, interpretation, and application of the
Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board (or a designated committee thereof)
will be final and binding upon Participant, the Company, and all other interested persons. No member of the Board will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.
17.EFFECT ON OTHER EMPLOYEE BENEFIT PLANS; PRIOR AWARD.
The Award will not be included as compensation, earnings, salaries, or other similar terms used when calculating

benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any
Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.  By executing this Agreement and accepting the Award, Participant expressly agrees and consents to the termination of that certain Performance Stock Agreement, dated as
November 26, 2025 (as amended), by and between the Participant and the Company (as successor-in-interest to X.AI Holdings Corp.), including any “Earned Shares” thereunder that are still subject to the applicable “Post-Milestone Service Date” thereunder, and such agreement is hereby terminated effective as of the date hereof.
18.CHOICE OF LAW. The interpretation, performance and enforcement of this
Agreement will be governed by the law of the state of Texas without regard to such state’s conflicts of laws rules. Participant consents to the jurisdiction of the state and federal courts encompassing the then current location of the Company’s principal office for the resolution of any (a) proceedings brought to enforce the Company’s or Participant’s obligations to arbitrate under the Plan, or (b) proceedings, relating to matters outside the scope of the arbitration provisions in the Plan or any other agreement between Participant and the Company.
19.SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner that will give effect to the terms of such
Section or part of a Section to the fullest extent possible while remaining lawful and valid.
* * * * *
SIGNATURE PAGE TO RESTRICTED STOCK GRANT AGREEMENT
IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by a duly authorized officer thereof, and Participant has executed this Agreement, effective as of the Date of Grant.

SPACE EXPLORATION TECHNOLOGIES CORP.

By:	/s/ Bret Johnsen

Name:	Bret Johnsen

Title:	Chief Financial Officer

PARTICIPANT

/s/ Elon R. Musk

Elon R. Musk